                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 April 30, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:  FLORSHEIM GROUP INC.     CASE NO.       02 B 08209
                -----------------------              ---------------------


                            SUMMARY OF CASH ACCOUNTS
                            ------------------------


ENDING BALANCE IN:                                    3/31/2003            4/30/2003
                                                 ------------------    -----------------

        BT Commercial                                 $          -         $          -

        Associated Bank                                  15,206.21            20,493.51

        D'Ancona & Pflaum - Client
           Trust Account                                120,866.03           175,683.49

                                                 ------------------    -----------------
        TOTAL                                         $ 136,072.24         $ 196,177.00
                                                 ==================    =================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - APRIL 30, 2003


         Date                                  BT COMMERCIAL  1)
         ----                                  -------------
       4/1/2003                                          $ -
       4/2/2003                                            -
       4/3/2003                                            -
       4/4/2003                                            -
       4/5/2003                                            -
       4/6/2003                                            -
       4/7/2003                                            -
       4/8/2003                                            -
       4/9/2003                                            -
      4/10/2003                                            -
      4/11/2003                                            -
      4/12/2003                                            -
      4/13/2003                                            -
      4/14/2003                                            -
      4/15/2003                                            -
      4/16/2003                                            -
      4/17/2003                                            -
      4/18/2003                                            -
      4/19/2003                                            -
      4/20/2003                                            -
      4/21/2003                                            -
      4/22/2003                                            -
      4/23/2003                                            -
      4/24/2003                                            -
      4/25/2003                                            -
      4/26/2003                                            -
      4/27/2003                                            -
      4/28/2003                                            -
      4/29/2003                                            -
      4/30/2003                                            -
                                             ----------------
TOTAL RECEIPTS                                           $ -
                                             ================


        NOTES:
        -----
        1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - APRIL 30, 2003

         DATE                                  ASSOCIATED BANK
         ----                                  ---------------
       4/1/2003                                          $ -
       4/2/2003                                            -
       4/3/2003                                            -
       4/4/2003                                            -
       4/5/2003                                            -
       4/6/2003                                            -
       4/7/2003                                            -
       4/8/2003                                            -
       4/9/2003                                            -
      4/10/2003                                            -
      4/11/2003                                            -
      4/12/2003                                            -
      4/13/2003                                            -
      4/14/2003                                            -
      4/15/2003                                            -
      4/16/2003                                            -
      4/17/2003                                            -
      4/18/2003                                            -
      4/19/2003                                            -
      4/20/2003                                            -
      4/21/2003                                    10,697.22 1)
      4/22/2003                                     4,629.80 2)
      4/23/2003                                            -
      4/24/2003                                        14.17 3)
      4/25/2003                                            -
      4/26/2003                                            -
      4/27/2003                                            -
      4/28/2003                                        10.17 3)
      4/29/2003                                            -
      4/30/2003                                            -
                                               -------------
TOTAL RECEIPTS                                   $ 15,351.36
                                               =============


          NOTES:
          -----
          1) Includes state payroll tax refunds - $52.41, vendor credits - $46.59, collections of accounts receivable, including amounts previously written off - $700.07, and refund of Discover credit card holdback - $ 9,898.15.
          2) Final auction proceeds from sale of warehouse furniture and equipment - $4,525.00. and vendor credits - $104.80.
          3) Vendor credits.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - APRIL 30, 2003

                                                        D'ANCONA & PFLAUM
         DATE                                         CLIENT TRUST ACCOUNT
         ----                                         --------------------
       4/1/2003                                       $              -
       4/2/2003                                                      -
       4/3/2003                                                      -
       4/4/2003                                                      -
       4/5/2003                                                      -
       4/6/2003                                                      -
       4/7/2003                                              99,000.00 1)
       4/8/2003                                                      -
       4/9/2003                                                      -
      4/10/2003                                                      -
      4/11/2003                                                      -
      4/12/2003                                                      -
      4/13/2003                                                      -
      4/14/2003                                                      -
      4/15/2003                                                      -
      4/16/2003                                                      -
      4/17/2003                                                      -
      4/18/2003                                                      -
      4/19/2003                                                      -
      4/20/2003                                                      -
      4/21/2003                                                      -
      4/22/2003                                                      -
      4/23/2003                                                      -
      4/24/2003                                                      -
      4/25/2003                                                      -
      4/26/2003                                                      -
      4/27/2003                                                      -
      4/28/2003                                                      -
      4/29/2003                                                      -
      4/30/2003                                                      -
                                                      -----------------
 TOTAL RECEIPTS                                       $       99,000.00
                                                      =================



          1) Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - APRIL 30, 2003


FLORSHEIM GROUP INC.                                         BT COMMERCIAL
                                                             -------------
            PAYMENTS
            --------
            Transfer to Loan Account                                  $ -




                                                             -------------
            Total                                                     $ -
                                                             =============


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - APRIL 30, 2003



FLORSHEIM GROUP INC.                                         ASSOCIATED BANK
-------------------                                          ---------------

          PAYMENTS
          --------
          Wholesale checks - see attached                      $ 10,064.06
          Bank fees                                                      -

                                                             ---------------

          Total Funds Out                                        10,064.06



          Transfer excess cash to BT Commercial                          -



                                                             ---------------
          Total                                                $ 10,064.06
                                                             ===============

                              FLORSHEIM GROUP INC.
                                 CHECK REGISTER
                                 ASSOCIATED BANK
                 FOR THE PERIOD APRIL 1, 2003 TO APRIL 30, 2003




   -------------   ---------------     -------------------------     -----------------    ----------------
   CHECK #         DATE                PAYEE                         CASH ACCOUNT                  AMOUNT
   -------------   ---------------     -------------------------     -----------------    ----------------

   1129            4/3/2003            JAMES FORD                    111040                    $ 1,000.00
   1130            4/3/2003            STEVE RHOADS                  111040                        600.00
   1131            4/3/2003            Ameren UE                     111040                      2,012.96
   1132            4/3/2003            MISSOURI-AMERICAN WATER       111040                         61.68
   1133            4/3/2003            SPRINT                        111040                        216.06
   1134            4/3/2003            MID-STATE WASTE               111040                        752.22
   1135            4/11/2003           JAMES FORD                    111040                      1,000.00
   1136            4/11/2003           STEVE RHOADS                  111040                        600.00
   1138            4/18/2003           STEVE RHOADS                  111040                        600.00
   1139            4/18/2003           JAMES FORD                    111040                      1,000.00
   1140            4/25/2003           JAMES FORD                    111040                      1,000.00
   1141            4/25/2003           JIM FORD                      111040                         80.62
   1142            4/25/2003           STEVE RHOADS                  111040                        600.00
   1143            4/25/2003           F.TERRENCE BLANCHARD          111040                         21.38
   1144            4/25/2003           AMEREN UE                     111040                          9.90
   1145            4/25/2003           MISSOURI-AMERICAN WATER       111040                        442.13
   1146            4/25/2003           AMERIGAS-JEFFERSON CITY MO    111040                         67.11
                                                                                          ----------------

                   Total                                                                      $ 10,064.06
                                                                                          ================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - APRIL 30, 2003



                                                            D'ANCONA & PFLAUM
                                                             CLIENT TRUST ACCOUNT
                                                             --------------------
     DATE      PAYMENTS
     ----      --------

  4/24/2003    Akin Gump Strauss Hauer & Feld LLP                $ 11,144.66
  4/24/2003    D'Ancona & Pflaum                                   31,196.73
  4/28/2003    Leslie T. Welsh Inc.                                 1,512.04
  4/28/2003    Iron Mountain Records Management                       329.11


                                                               --------------
               Total Funds Out                                   $ 44,182.54
                                                               ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                 April 30, 2003
BT Commercial Corporation
LOAN ACCOUNT

                                                                               POST-PETITION
                                                                                   LOAN
  DATE                             PAYMENTS           BORROWINGS                  BALANCE
--------                        --------------     ----------------          ------------------

OPENING BALANCE                                                                $9,095,083.40
 4/1/2003                               $ -                   $ -               9,095,083.40
 4/2/2003                                 -                     -               9,095,083.40
 4/3/2003                                 -                     -               9,095,083.40
 4/4/2003                                 -                     -               9,095,083.40
 4/5/2003                                 -                     -               9,095,083.40
 4/6/2003                                 -                     -               9,095,083.40
 4/7/2003                                 -                     -               9,095,083.40
 4/8/2003                                 -                     -               9,095,083.40
 4/9/2003                                 -                     -               9,095,083.40
 4/10/2003                                -                     -               9,095,083.40
 4/11/2003                                -                     -               9,095,083.40
 4/12/2003                                -                     -               9,095,083.40
 4/13/2003                                -                     -               9,095,083.40
 4/14/2003                                -                     -               9,095,083.40
 4/15/2003                                -                     -               9,095,083.40
 4/16/2003                                -                     -               9,095,083.40
 4/17/2003                                -                563.89 1)            9,095,647.29
 4/18/2003                                -                     -               9,095,647.29
 4/19/2003                                -                     -               9,095,647.29
 4/20/2003                                -                     -               9,095,647.29
 4/21/2003                                -                     -               9,095,647.29
 4/22/2003                                -                     -               9,095,647.29
 4/23/2003                                -                     -               9,095,647.29
 4/24/2003                                -                     -               9,095,647.29
 4/25/2003                                -                     -               9,095,647.29
 4/26/2003                                -                     -               9,095,647.29
 4/27/2003                                -                     -               9,095,647.29
 4/28/2003                                -                     -               9,095,647.29
 4/29/2003                                -                     -               9,095,647.29
 4/30/2003                                -                     -               9,095,647.29
 5/1/2003                                 -                     -              $9,095,647.29

                                --------------     ----------------
Total                                   $ -              $ 563.89
                                ==============     ================

        NOTES:
        -----
        1)  Payment of bank fees - first quarter 2003.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME:  FLORSHEIM GROUP INC.      CASE NO.         02 B 08209
                -----------------------                 ------------------------

                          STATEMENT OF AGED RECEIVABLES
                          -----------------------------

                       FOR THE MONTH ENDED APRIL 30, 2003

ACCOUNTS RECEIVABLE:

                Beginning of Month Balance                    $ 361,787
                                                           -------------

                Add: Sales on Account                                 -
                                                           -------------

                Less: Collections                                  (473)
                                                           -------------

                Adjustments                                        (127)
                                                           -------------

                End of the Month Balance                      $ 361,187
                                                           =============

     Note - All accounts receivable are fully reserved.


                  0-30          31-60              61-90              OVER 90         END OF MONTH
                  DAYS           DAYS               DAYS               DAYS               TOTAL
              -----------   --------------     --------------    ----------------    --------------
                   $ -              $ -                $ -         $ 361,787          $ 361,787
              ===========   ==============     ==============    ================    ==============



                     ACCOUNTS PAYABLE AGING - APRIL 30, 2003
                     ---------------------------------------

                  0-30          31-60              61-90               Over 90        End of Month
                  Days           Days              Days                 Days              Total
              -----------   --------------     --------------    ----------------    --------------

Wholesale        $ 6,235          $ 2,030           $ 22,266       $ 1,009,828         $ 1,040,359

Retail                 -                -                  -            76,121              76,121

              -----------   --------------     --------------    ----------------    --------------
Total            $ 6,235          $ 2,030           $ 22,266       $ 1,085,949         $ 1,116,480
              ===========   ==============     ==============    ================    ==============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:   FLORSHEIM GROUP INC.       CASE NO.          02 B 08209
             --------------------------              ---------------------------


                                TAX QUESTIONNAIRE
                                -----------------

                         FOR MONTH ENDING APRIL 30, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

          1. Federal Income Taxes                     Yes (x)            No ( )
          2. FICA withholdings                        Yes (x)            No ( )
          3. Employee's withholdings                  Yes (x)            No ( )
          4. Employer's FICA                          Yes (x)            No ( )
          5. Federal Unemployment Taxes               Yes (x)            No ( )
          6. State Income Taxes                       Yes (x)            No ( )
          7. State Employee withholdings              Yes (x)            No ( )
          8. All other state taxes                    Yes (x)            No ( )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                        /s/ F. Terrence Blanchard
                                       --------------------------------
                                       For the Debtor In Possession (Trustee)


                                       Print or type name and capacity of person signing this Declaration:

                                       F. Terrence Blanchard
                                       -----------------------------------------
                                       President and Chief Financial Officer
                                       Florsheim Group Inc.
DATED:  May 20, 2003